United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 12, 2024

Date of Report (Date of earliest event reported)

Aquaron Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41470	86-2760193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Ave. 8th Floor New York NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 970 2181

Not Applicable

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Common Stock and one Right	AQUNU	The Nasdaq Stock Market LLC
Common Stock	AQU	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one share of Common Stock	AQUNR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

As previously disclosed, Aquaron Acquisition Corp. (“Aquaron” or “SPAC”) entered into an Agreement and Plan of Merger (the “Bestpath Merger Agreement”) on March 23, 2023, with Bestpath (Shanghai) IoT Technology Co., Ltd. (轻程（上海）物联网科技有限公司), a PRC limited liability company (“Bestpath”) and several other parties. Subsequent to the signing of the Bestpath Merger Agreement, Bestpath undertook certain reorganization to consolidate and concentrate its business (the “Reorganization”). In light of the Reorganization, as agreed by the parties, the Bestpath Merger Agreement was terminated pursuant to Section 11.1 thereunder on July 12, 2024, to allow the parties to enter into a new business combination agreement to accommodate the Reorganization.

On July 12, 2024, Aquaron entered into an Agreement and Plan of Merger (as amended from time to time, the “Agreement”) with (i) HUTURE Ltd., a Cayman Islands exempted company (“Company”), (ii) HUTURE Group Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of Company (“PubCo”), (iii) Bestpath Merger Sub I Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (iv) Bestpath Merger Sub II Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“Merger Sub 2” and, together with PubCo and Merger Sub 1, each an “Acquisition Entity” and collectively, the “Acquisition Entities”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

Pursuant to the Agreement and subject to the terms and conditions set forth therein, (i) Merger Sub 1 will merge with and into Company (the “Initial Merger”) whereby the separate existence of Merger Sub 1 will cease and Company will be the surviving corporation of the Initial Merger and become a wholly owned subsidiary of PubCo, and (ii) following confirmation of the effective filing of the Initial Merger, Merger Sub 2 will merge with and into SPAC (the “SPAC Merger”, and together with the Initial Merger, the “Mergers”), the separate existence of Merger Sub 2 will cease and SPAC will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of PubCo.

The Mergers implies a current equity value of the Company at $1.0 billion prior to the closing of the Mergers (the “Closing”). As a result of the Mergers, among other things, (i) each outstanding share in Company shall automatically be cancelled, and in exchange for the right to receive newly issued ordinary shares in PubCo (“PubCo Ordinary Shares”) at the Company Exchange Ratio; (ii) each outstanding SPAC Unit will be automatically detached; (iii) each unredeemed outstanding share of SPAC Common Stock will be cancelled in exchange for the right to receive one PubCo Ordinary Share, (iv) each outstanding SPAC Right will be cancelled and cease to exist in exchange for one-fifth (1/5) PubCo Ordinary Share, and (v) each SPAC UPO will automatically be cancelled and cease to exist in exchange for one (1) PubCo UPO. Each outstanding PubCo Ordinary Share will have a value at the time of the Closing of $10.00.

Following the Closing and in addition to the Merger Consideration Shares, PubCo is entitled to (a) set up an equity incentive pool, representing 15% of the share capital of the PubCo on a post-Closing fully diluted basis, (b) issue an aggregate of up to10,000,000 PubCo Ordinary Shares (the “Earnout Shares”) to the Company’s shareholders who hold the Company’s shares as of immediately prior to the effective time of the Initial Merger on a pro rata basis, and (c) issue an aggregate of up to 10,000,000 PubCo Ordinary Shares to eligible participants including directors, officers and employees of the Company under a share incentive plan to be established then (the “Earnout Incentive Plan”). The issuance of the Earnout Shares and the shares under the Earnout Incentive Plan will be subject to satisfaction of certain milestones (based on the achievement of certain targets of consolidated revenue for the fiscal year of 2024 and 2025).

The following summaries of the Agreement and the other agreements to be entered into by the parties in connection therewith are qualified in their entirety by reference to the text of the Agreement and such other agreements. The Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Representations and Warranties

In the Agreement, Company makes certain representations and warranties (with certain exceptions set forth in Company’s disclosure schedule) with respect to the Company (collectively with its subsidiaries, “Company Group”) and the Acquisition Entities, including matters relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure and validity of share issuance; (e) accuracy of charter documents and corporate records; (f) required consents and approvals; (g) financial information; (h) absence of certain changes or events; (i) title to assets and properties; (j) litigation; (k) material contracts; (l) licenses and permits; (m) compliance with laws, including those relating to foreign corrupt practices and money laundering; (n) ownership of intellectual property; (o) customers and suppliers; (p) employment and labor matters; (q) ownership of real property; (r) taxes matters; (s) environmental matters; (t) that the Company is not an investment company; (u) privacy and data protection; (v) no alternative transactions, (w) brokers and finders, and (x) other customary representations and warranties.

In the Agreement, Aquaron makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure and validity of share issuance; (e) trust fund amount; (f) validity of Nasdaq Stock Market listing; (g) SEC filing requirements and financial statements; (h) compliance with laws, including those relating to money laundering; (i) that SPAC is not an investment company; (j) taxes matters; material contracts; (k) no alternative transactions; brokers and finders, and (l) other customary representations and warranties.

Conduct Prior to Closing; Covenants

Each of the Company and SPAC has agreed to, and agreed to cause their respective subsidiaries to, use commercially reasonable efforts to, conduct their respective business only in the ordinary course consistent with past practice, prior to the Closing, and not to take certain specified actions without the prior written consent of the other party.

The Agreement also contains covenants providing for:

●	each party providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	each party having obligation to promptly notify the other party for notices and other communications it has received in relation to certain matters of the transactions contemplated under the Agreement;

●	Aquaron to make appropriate arrangements with respect to the funds in its trust account;

●	exculpation, indemnification, advancement of expenses, and insurance arrangement in favor of directors and officers of Aquaron and the Company Group;

●	parties’ cooperation in making filings with the SEC; and

●	that the Company may, at its sole discretion, select to pay certain amounts to extend the time Aquaron has to complete a business combination under certain circumstances and if necessary.

Company also agrees that it shall use commercially reasonable efforts to enter into definitive agreements to raise additional investment (the “PIPE Investment”).

Conditions to Closing

General Conditions

Consummation of the transactions under this Agreement is conditioned on, among other things, (i) the absence of any applicable Law or prohibiting the transactions; (ii) the Form F-4 having been declared effective by the SEC; (iii) each of the additional agreements described in the Agreement having been entered into, provided that no less than 95% of the Closing Payment Shares shall be subject to the Company Shareholders Lock-up Agreement (see below); and (iv) the requisite approval of the shareholders of Aquaron and Company having been obtained..

Aquaron’s Conditions

The obligation of Aquaron to consummate the Closing is conditioned upon, in addition to the conditions described in the first paragraph and among other things, the following:

●	Company Group complying with all of the obligations under the Agreement in all material respects;

●	the Fundamental Representations of the Company being true and correct in all material respects and representations of the Company other than the Fundamental Representations being true and correct except to the extent that would not, in the aggregate, have a Material Adverse Effect;

●	there having been no Material Adverse Effect on the business of Company; and

●	The requisite third party consents and governmental approvals having been obtained, and no such consent shall have been revoked, except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

Company’s Conditions

The obligation of Company’s obligation to consummation the Closing is conditioned upon, in addition to the conditions described in the first paragraph and among other things, the following:

●	Aquaron complying with all of their obligations under the Agreement in all material respects;

●	disregarding all materiality qualifiers, the representations and warranties of Aquaron being true and correct except to the extent that would not, in the aggregate, have a Material Adverse Effect;

●	there having been no Material Adverse Effect on Aquaron;

●	Aquaron shall have completed its share redemption in accordance with the Agreement and its proxy statement; and

●	Aquaron complying with the applicable reporting requirements under the Securities Act and Exchange Act.

●	Aquaron shall remain listed on Nasdaq and the additional listing application for the Merger Consideration Shares shall have been approved by Nasdaq.

Termination

The Agreement may be terminated as follows:

●	in the event the Closing has not occurred by October 6, 2025, by Aquaron or Company, provided that the party seeking to terminate this Agreement has not committed any material breach; or

●	in the event Aquaron or the Company has committed any material breach and such breach is not cured within fifteen (15) days following receipt of a notice of breach from the other party, the non-breaching party may terminate this Agreement by giving notice to the other party.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Additional Agreements Executed in Connection With the Agreement

Company Voting and Support Agreement

Concurrently with the execution of the Agreement, certain shareholders of the Company, representing more than fifty percent (50%) of the equity interests in the Company, have entered into a voting and support agreement with the Company, each of the Acquisition Entities and Aquaron, pursuant to which each such holder agrees to, among other things, vote in favor of the transactions contemplated by the Agreement. The company voting and support agreement signed together with the Bestpath Merger Agreement terminated concurrently with the termination of the Bestpath Merger Agreement.

Sponsor Support Agreement

Concurrently with the execution of the Agreement, Sponsor has entered into and delivered a support agreement, pursuant to which the Sponsor has agreed, among others, to vote in favor of the Agreement and the transactions contemplated thereunder at the SPAC Special Meeting in accordance with the Insider Letter. The sponsor voting and support agreement signed together with the Bestpath Merger Agreement terminated concurrently with the termination of the Bestpath Merger Agreement.

Additional Agreements to be Executed at Closing

In addition to the Agreement, the following agreements will be entered into in connection with the Closing.

Shareholders Lock-Up Agreement

Certain Company Shareholders will enter into an agreement with the PubCo, to be effective as of the Closing, pursuant to which at least ninety-five percent (95%) of the Merger Consideration Shares shall be subject to a lock-up in accordance with the terms and conditions thereunder.

Registration Rights Agreement

In connection with the transactions, PubCo shall enter into an amended and restated registration rights agreement with certain Company shareholders and the initial shareholders of Aquaron to provide for the registration of the PubCo Ordinary Shares.

Item 3.02 Unregistered Sales of Equity Securities

None.

Item 7.01 Regulation FD Disclosure

On July 12, 2024, Aquaron and the Company issued a press release announcing the execution of the Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Aquaron and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Company’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Aquaron’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Aquaron’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by Purchaser, in the final prospectus of Aquaron Acquisition Corp. for its initial public offering dated October 3, 2022; and in Aquaron Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Company and its subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, PubCo will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form F-4 and a proxy statement of Aquaron. The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the registration statement on Form F-4 and proxy statement without charge, once available, at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AQUARON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT AQUARON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AQUARON, COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

Aquaron, Company, certain shareholders of Aquaron and Company, Acquisition Entities and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Aquaron common stock in respect of the proposed transaction. Information about Aquaron’s directors and executive officers and their ownership of Aquaron’s common stock is set forth in Aquaron’s prospectus related to its initial public offering dated October 3, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 12, 2024, by and among Aquaron Acquisition Corp., HUTURE Ltd., HUTURE Group Limited and Certain Other Parties
10.1	Company Voting and Support Agreement dated July 12, 2024
10.2	Sponsor Voting and Support Agreement dated July 12, 2024
10.3	Form of Shareholders Lockup Agreement
10.4	Form of Registration Rights Agreement
99.1	Press Release dated July 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2024

AQUARON ACQUISITION CORP.

By:	/s/ Yi Zhou
Name:	Yi Zhou
Title:	Chief Executive Officer